Wolverine Worldwide Investor Presentation | Fourth Quarter 2023 Ending December 30th, 2023

Forward-Looking Statements + Investor Presentation | 4Q23 2 This presentation contains forward-looking statements, including statements regarding: anticipated benefits of the Company’s global platforms and strategic transformation, including profitable growth and improved operating cash flow, opportunity to drive improvement in inventory, annual run rate savings and fiscal 2024 operating margin, lower fiscal 2024 supply chain costs, investments in brand-building; the expected results of the Company’s three-year value creation model, including total shareholder return, revenue growth, cash flow from operations, EPS growth, capital allocation and dividend expectations; and projected fiscal year 2024 and Q1 2024 brand performance.. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, including reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufactures, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer- direct operations; risks related to expansion into new markets and complementary product categories as well as consumer direct operations; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the new operating model for Merrell and Saucony businesses in China, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; risks related to stockholder activism; the potential effects of outbreaks of COVID-19 or future health crises on the Company’s business, operations, financial results and liquidity; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements. Non-GAAP Information Measures referred to in this presentation as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, debt modification costs, gain on the sale of businesses, trademarks and long-lived assets, costs associated with divestitures, SERP curtailment gain, receivables securitization transaction costs, and costs associated with Sweaty Betty® integration. The financial results of the ongoing business exclude financial results from the Keds business, Wolverine Leathers business and reflect an adjustment for the transition of our Hush Puppies North America business to a licensing model in the second half of 2023. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of this presentation.

Vision: Consumer-Obsessed, Global Brand Builders + Investor Presentation | 4Q23 3 Portfolio of Authentic & Innovative Brands Focused on helping our consumers live healthier and more productive lives through product innovation and design Global Distribution Network & Powerful Platforms Enabling our brands to focus on consumers, products, and marketing and creating competitive advantages for key strategic capabilities Regions FY23 Revenue¹ (Outer) | FY23 Pairs¹ (Inner) Channels FY23 Revenue¹ 1. Ongoing business which excludes Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023. US EMEA Asia Pacific Latin America Canada Wholesale & 3P Distributors DTC eCom DTC Stores +

Authentic & Innovative Brands + Investor Presentation | 4Q23 Additional Brands: 1. US category share data for full year 2023 Global outdoor performance and lifestyle brand Est. 1983 Category-leading running innovation Est. 1898 Premium women’s activewear Est. 1998 Trusted work comfort technology Est. 1883 4 #1 Hike #1 Work Boots Agility Peak 5 ISPO Award Winner Torque DuraShocks® Flex Tech + Cushioning Foam Power Icon Bra Collection Personalized Fit + Air-light Guide 17 Max PWRRUN Cushioning Top 10 Run

Global Platforms Enabling Consumer Focus + Investor Presentation | 4Q23 5 International DT&E Licensing Global EMEA APAC LTAM Apparel Accessories Brands Systems& Platforms Data CX Sourcing Distribution Integrated Supply Chain Planning In-market knowledge & partnerships to build brands globally Model & category expertise to capture new, efficient business opportunities Strengthened processes to deliver the right product at the right place & time The technology and data to enable teams to drive the business Corporate Functions Legal Finance Human Resources Brands Commercial Drivers Competitive Advantage Enabler Lean Corporate Functions The Collective Insights & Innovation In-house Studio Creative & PR Insights & creative expertise to fuel innovation & storytelling Support to enable brands to focus on consumers & brand building

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q23

Strategic Turnaround Unleashing Profitable Growth

The Company is executing its turnaround with great pace and urgency in three chapters:

// 1. Stabilization

Simplified and focused the business
Portfolio focused on performance brands after significant rationalization, which generated approximately $380 million of proceeds 1Q23-1Q24, including the divestiture of the Sperry and Keds brands

Paid down debt
Net debt $280 million lower at year-end compared to last year – resulting in bank-defined debt leverage of 2.9x

Reduced inventory[1]
Nearly 40% less inventory year-over-year, with an opportunity to drive further improvement through new integrated planning processes and SKU optimization

// 2. Transformation

Redesigning the organization
A more efficient organization focused on becoming a consumer-obsessed, global brand-building company

Expanding profitability
Line of sight to approximately $215 million of annual run rate savings and 7.0% operating margin in FY24, an increase of 310 basis points compared to FY23, resulting from comprehensive profit improvement initiatives

Strengthening key capabilities
New talent in many of the key brand leadership roles, establishment of the Collective (consumer insights, innovation, etc.), and investment in key platforms

// 3. Inflection to Growth

Investment in brand building
Committed to expanding gross margins and increasing marketing supporting our biggest growth opportunities

Awesome product design & innovation
On-trend, innovative product that addresses consumers' biggest needs and style preferences

Amazing brand & product storytelling
Differentiated stories told through modern demand creation channels that excite consumers about our brands and products

1. Adjusted to reflect the exclusion of the Sperry business, consolidated China joint ventures, Keds business and Wolverine Leathers business. For more information for the ongoing business, see pages 19 – 25 for reconciliations to the most comparable GAAP measures

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Stabilization + Investor Presentation | 4Q23 Simplified & Focused the Business Paid Down Debt Reduced Inventory $380 million in proceeds generated since the start of 2023 through January 2024 from the following transactions: —Sperry brand divestiture —Keds brand divestiture —Hush Puppies IP sale in Greater China —US & Asia Leathers business divestiture —Merrell & Saucony new operating model in China —Louisville distribution facility sale Net debt $280 million lower at year-end 2023 compared to year-end 2022 Inventory ended FY23 approximately $240 million lower than FY22 $360M $1,340M $1,020M $740M 1.5x 3.4x 2.7x 2.9x 0 1 2 3 4 5 6 0 250 500 750 1,000 1,250 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 Net Debt Bank-defined Leverage¹ $613M $605M $535M $463M $374M 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 -$240M Inventory² Inventory Reduction 7 1. Bank-defined leverage as calculated in accordance with our credit agreement 2. Adjusted to reflect the exclusion of the Sperry business, consolidated China joint ventures, Keds business and Wolverine Leathers business. For more information for the ongoing business, see pages 19 – 25 for reconciliations to the most comparable GAAP measures

Transformation + Investor Presentation | 4Q23 8 Redesigning the Organization Expand Profitability Investing in Brand Building Establishing a cost structure that enables improved profitability and enhanced capabilities aimed at building brands Examples of Capability Building: The Collective Proactive initiatives in 2023 will enable expanded future profitability, improve operating cash flow, and provide capacity for investment to support the transformation. Key highlights include: —Annual run rate of gross savings from profit improvement initiatives of approximately $215 million ($73 million recognized in 2023) from organizational restructuring, streamlined supply chain, operating group synergies, and other indirect cost savings initiatives —Lower supply chain costs in 2024 due to lack of 2023 transitory costs This new cost structure also allows for investment to drive the growth of our brands through our brand building model Brand-Building Model Consumer insights, market intelligence, and innovation Creative and PR services In-house creative studio Build Awesome Products Tell Amazing Stories Drive the Business+ Global Licensing Team

Shareholder Value Creation + Investor Presentation | 4Q23 9 Organic Revenue Growth Growth Brands: +7% - 10% Funder Brands: +2% - 5% Profitability Gross Margin: 45% - 47% Operating Margin: Mid-teens Cash Flow from Operations > $150M per year Dividend Capital Expenditure Dividend Yield 1.5% to 2.5% Total Shareholder Return Targeting Consistent Top-Quartile TSR Aspirational Financial Goals Debt Paydown Resulting TSR EPS Growth Resulting from revenue growth and strong profit flow through Growth Investments Capital Allocation

2023 Financial Results and 2024 Outlook

2023 Fourth Quarter and Full-Year Financial Results + Investor Presentation | 4Q23 11 Financial results for 2023, and comparable results from 2022, in each case, for our ongoing business exclude the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and reflect an adjustment for the transition of our Hush Puppies North America business to a licensing model in the second half of 2023. Tables have been provided in the back of this release showing the impact of these adjustments on financial results for 2023 and 2022. For visibility regarding this impact on our 2023 operating results, the Company has reported actual results reflecting its ongoing businesses and separately reported results for Keds, which will be limited to the period through February 3, 2023 and Wolverine Leathers to the extent it owned and operated the business. Prior to the fourth quarter of 2023, Sperry®, Keds®, and Hush Puppies® financial results were reported in the Lifestyle Group. The Lifestyle Group is no longer a reportable segment and the financial results for Sperry®, Keds®, and Hush Puppies® are included in Other. Prior period disclosures have been adjusted.

4Q23 and FY23 Results + Investor Presentation | 4Q23 12 The Company reports financial results for its ongoing business¹ as of December 30, 2023: 4Q23 FY23 Adjusted Revenue³ $521 million Guidance²: $515 million to $525 million $2.20 billion Guidance²: $2.19 billion to $2.20 billion Adjusted³ Gross Margin 36.9% Guidance²: approximately 36% 39.3% Guidance²: approximately 39% Adjusted³ Operating Margin -3.5% 3.1% Guidance²: approximately 3% Adjusted³ EPS -$0.30 Guidance²: -$0.30 to -$0.25 $0.05 Guidance²: $0.05 to $0.10 1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation. 2.Guidance as of November 2023 3.Adjusted Revenue, Adjusted Gross Margin, Adjusted Operating Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For more information for the ongoing business, see pages 19 – 25 for reconciliations to the most comparable GAAP measures Y/Y -17.9% // C$ -18.4% Y/Y -13.1% // C$ -13.0% Y/Y +270 bps Y/Y -170 bps Y/Y -130.8% // C$ -123.1% Y/Y -140 bps Y/Y -370 bps Y/Y -96.4% // C$ -89.1%

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q23

Revenue Performance and Outlook by Group

Active Group

FY23 Results:	**$1,439 million (-8.3%)**
4Q23 Results:	**$341 million (-14.2%)**
FY24 Outlook:	**Decline mid-teens**
1Q24 Outlook:	**Decline low thirties**


Percent of Total Group Revenue
MERRELL
saucony
Sweaty Betty
Chaco

Merrell

FY23 Results:	$676 million (-11.6%)
4Q23 Results:	$162 million (-16.6%)
FY24 Outlook:	Decline low double-digits
1Q24 Outlook:	Decline mid thirties

Saucony

FY23 Results:	$496 million (-1.9%)
4Q23 Results:	$105 million (-13.4%)
FY24 Outlook:	Decline low twenties
1Q24 Outlook:	Decline mid thirties

Sweaty Betty

FY23 Results:	$204 million (-3.6%)
4Q23 Results:	$67 million (-7.6%)
FY24 Outlook:	Flat
1Q24 Outlook:	Decline high-single-digits

Work Group

FY23 Results:	**$481 million (-18.6%)**
4Q23 Results:	**$125 million (-18.9%)**
FY24 Outlook:	**Decline high-single-digits**
1Q24 Outlook:	**Decline mid twenties**


Percent of Total Group Revenue
WOLVERINE
CAT
Bates
HyTest
Harley-Davidson

Wolverine

FY23 Results:	$201 million (-18.7%)
4Q23 Results:	$52 million (-27.9%)
FY24 Outlook:	Decline mid-single-digits
1Q24 Outlook:	Decline low twenties

Charts reflect FY23 revenue

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WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q23

4Q23 Performance Table

(in millions)	December 30, 2023	December 31, 2022	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:				
Active Group	$341.3	$397.6	(14.2%)	(15.2%)
Work Group	$125.3	$154.5	(18.9%)	(19.7%)
Other	$60.1	$112.9	(46.8%)	(44.8%)
Total Revenue	**$526.7**	**$665.0**	**(20.8%)**	**(21.3%)**
Ongoing Total Revenue[1]	**$521.2**	**$634.6**	**(17.9%)**	**(18.4%)**
Reported:				
Gross Margin	36.6%	33.7%	290 bps	
Operating Margin	(35.5%)	(68.4%)	3,290 bps	
Diluted Earnings Per Share	($1.15)	($4.59)	(74.9%)	
Non-GAAP and Ongoing business[1]:				
Adjusted Gross Margin	36.9%	34.2%	270 bps	
Adjusted Operating Margin	(3.5%)	(1.8%)	(170) bps	
Adjusted Diluted Earnings Per Share	($0.30)	($0.13)	130.8%	
Constant Currency Earnings Per Share	($0.29)	($0.13)	123.1%	

1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and reflects an adjustment for the transition of the Hush Puppies North America business to a licensing model in the second half of 2023. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation.

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WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q23

FY23 Performance Table

(in millions)	December 30, 2023	December 31, 2022	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:				
Active Group	$1,439.1	$1,570.2	(8.3%)	(8.1%)
Work Group	$480.6	$590.5	(18.6%)	(19.0%)
Other	$323.2	$524.1	(38.3%)	(37.9%)
Total Revenue	**$2,242.9**	**$2,684.8**	**(16.5%)**	**(16.3%)**
Ongoing Total Revenue[1]	**$2,199.3**	**$2,532.1**	**(13.1%)**	**(13.0%)**
Reported:				
Gross Margin	38.9%	39.9%	(100) bps	
Operating Margin	(3.0%)	(7.8%)	480 bps	
Diluted Earnings Per Share	($0.51)	($2.37)	(78.5%)	
Non-GAAP and Ongoing business[1]:				
Adjusted Gross Margin	39.3%	40.7%	(140) bps	
Adjusted Operating Margin	3.1%	6.8%	(370) bps	
Adjusted Diluted Earnings Per Share	$0.05	$1.37	(96.4%)	
Constant Currency Earnings Per Share	$0.15	$1.37	(89.1%)	

1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and reflects an adjustment for the transition of the Hush Puppies North America business to a licensing model in the second half of 2023. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation.

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FY24 Guidance for Ongoing Business + Investor Presentation | 4Q23 161. Adjusted Gross Margin, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures. See Pages 19 - 25 for reconciliations to the most comparable GAAP measure $1.70B – $1.75B Revenue(1) -13.4% vs. FY23 (at mid-point of guidance) Our return to growth will lag our significant profit improvements. Encouragingly, we expect the business to be more profitable and again generate strong cash flow in 2024, with an inflection to top-line growth in the second half of the year and acceleration into 2025. Approximately 44.5% Adjusted(1) Gross Margin Meaningful gross margin expansion and profit improvement initiatives delivering significant cost reductions will enable us to invest in our brands, demand creation, modernization of systems, and building important organizational capabilities. Approximately 7.0% Adjusted(1) Operating Margin $0.65 - $0.85 Adjusted(1) EPS $0.15 Pro Forma EPS in 2023 The outlook for 2024, and comparable results from 2023, in each case, for our ongoing business now also exclude the impact of Sperry, which was sold in January 2024: We remain keenly focused on working capital and cash flow optimization in 2024. We expect inventory to improve by at least $70 million during the year as we continue to work through specific areas of excess inventory. Operating free cash flow is expected in the range of $110 million to $130 million – including approximately $40 million of capital expenditures - and we expect year-end net debt to improve by nearly $165 million to $575 million.

Thank you. investor.relations@wwwinc.com

Supplemental and Non-GAAP Reconciliation Tables

2023 Transitory Supply Chain Expenses and Profit Improvement Initiatives + Investor Presentation | 4Q23 19 The supplemental information included below about estimated transitory supply chain expenses and expected profit improvement initiative savings are intended to show the quarterly timing of the impact of these items. The transitory costs are more prominent in the first half of the year and the cost savings are more prominent in the back half the year. BELOW ESTIMATES NOW EXCLUDE SPERRY WHICH WAS SOLD IN JANUARY 2024 Total Impact on 2023 Q1 Q2 Q3 Q4 Gross Profit Impact $ 50.0 $ 19.0 $ 15.5 $ 7.0 $ 8.5 Selling, general and administrative Impact $ 5.0 $ 2.0 $ 1.0 $ 1.0 $ 1.0 Operating Profit Impact $ 55.0 $ 21.0 $ 16.5 $ 8.0 $ 9.5 TRANSITORY SUPPLY CHAIN AND EXCESS INVENTORY EXPENSES - 2023 IMPACT (Unaudited) (In millions) Total Savings in 2023 Q1 Q2 Q3 Q4 Gross Profit Benefit $ 24.0 $ 3.0 $ 7.0 $ 8.0 $ 6.0 Selling, general and administrative Benefit $ 49.0 $ 5.0 $ 8.0 $ 12.0 $ 24.0 Operating Profit Benefit $ 73.0 $ 8.0 $ 15.0 $ 20.0 $ 30.0 PROFIT IMPROVEMENT INITIATIVES 2023 SAVINGS IMPACT (Unaudited) (In millions)

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q23

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted
Revenue - Fiscal 2023 Q4	$ 526.7	$ 5.5	$ 521.2
Revenue - Fiscal 2022 Q4	$ 665.0	$ 30.4	$ 634.6

(1) Q4 2023 adjustments reflect the Wolverine Leathers business results included in the consolidated condensed statement of operations. Q4 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted
Revenue - Fiscal 2023	$ 2,242.9	$ 43.6	$ 2,199.3
Revenue - Fiscal 2022	$ 2,684.8	$ 152.7	$ 2,532.1

(1) 2023 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations. 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2023-Q4	Foreign Exchange Impact	Constant Currency Basis 2023-Q4	GAAP Basis 2022-Q4	*Reported Change*	*Constant Currency Change*
REVENUE						
Active Group	$ 341.3	$ (4.3)	$ 337.0	$ 397.6	*(14.2)%*	*(15.2)%*
Work Group	125.3	(1.2)	124.1	154.5	*(18.9)%*	*(19.7)%*
Other	60.1	2.2	62.3	112.9	*(46.8)%*	*(44.8)%*
Total	$ 526.7	$ (3.3)	$ 523.4	$ 665.0	*(20.8)%*	*(21.3)%*

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2023	Foreign Exchange Impact	Constant Currency Basis 2023	GAAP Basis 2022	*Reported Change*	*Constant Currency Change*
REVENUE						
Active Group	$ 1,439.1	$ 3.5	$ 1,442.6	$ 1,570.2	*(8.3)%*	*(8.1)%*
Work Group	480.6	(2.4)	478.2	590.5	*(18.6)%*	*(19.0)%*
Other	323.2	2.3	325.5	524.1	*(38.3)%*	*(37.9)%*
Total	$ 2,242.9	$ 3.4	$ 2,246.3	$ 2,684.8	*(16.5)%*	*(16.3)%*

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WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q23

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis		Adjustments (1)		Divestiture (2)		As Adjusted	
Gross Profit - Fiscal 2023 Q4	$	193.0	$	—	$	(0.6)	$	192.4
Gross margin		36.6%						36.9%
Gross Profit - Fiscal 2022 Q4	$	224.2	$	1.0	$	(8.3)	$	216.9
Gross margin		33.7%						34.2%

(1) Q4 2022 adjustment reflects $1.0 million of costs associated with Sweaty Betty® integration.

(2) Q4 2023 adjustments reflect the Wolverine Leathers business results included in the consolidated condensed statement of operations. Q4 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
(Unaudited)
(In millions)

	GAAP Basis		Adjustments (1)		Divestiture (2)		As Adjusted	
Operating Profit - Fiscal 2023 Q4	$	(186.9)	$	168.8	$	—	$	(18.1)
Operating margin		(35.5)%						(3.5)%
Operating Profit - Fiscal 2022 Q4	$	(454.7)	$	441.6	$	1.9	$	(11.2)
Operating margin		(68.4)%						(1.8)%

(1) Q4 2023 adjustments reflect $129.4 million for a non-cash impairment of long-lived assets, $31.3 million of reorganization costs, $17.6 million of environmental and other related costs net of recoveries, $3.1 million of costs associated with divestitures, partially offset by $12.6 million gain on the sale of businesses, trademarks and long-lived assets. Q4 2022 adjustments reflect $428.7 million for a non-cash impairment of the Sperry® trade name and the Sweaty Betty® trade name and goodwill, $9.1 million for reorganization costs, $1.1 million of environmental and other related costs net of recoveries, $1.9 million of costs associated with Sweaty Betty® integration and $0.8 of receivables securitization transaction costs.

(2) Q4 2023 adjustments reflect the Wolverine Leathers business results included in the consolidated condensed statement of operations. Q4 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

21

Non-GAAP Reconciliations + Investor Presentation | 4Q23 22 GAAP Basis Adjustments (1) Divestiture (2) As Adjusted Gross Profit - Fiscal 2023 $ 872.5 $ 0.4 $ (7.7) $ 865.2 Gross margin 38.9% 39.3% Gross Profit - Fiscal 2022 $ 1,070.4 $ 1.7 $ (42.1) $ 1,030.0 Gross margin 39.9% 40.7% RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN * (Unaudited) (In millions) (1) 2023 adjustment reflects $0.4 million of costs associated with divestitures. 2022 adjustment reflects $1.7 million of costs associated with Sweaty Betty® integration. (2) 2023 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations. 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations. GAAP Basis Adjustments (1) Divestiture (2) As Adjusted Operating Profit - Fiscal 2023 $ (68.2) $ 137.1 $ (1.4) $ 67.5 Operating margin (3.0)% 3.1% Operating Profit - Fiscal 2022 $ (208.4) $ 386.0 $ (4.2) $ 173.4 Operating margin (7.8)% 6.8% (2) 2023 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations. 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations. RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN (Unaudited) (In millions) (1) 2023 adjustments reflect $185.3 million for a non-cash impairment of long-lived assets, $47.1 million of reorganization costs, $5.5 million of costs associated with divestitures, partially offset by $90.4 million gain on the sale of businesses, trademarks and long-lived assets and $10.4 million of environmental and other related costs net of recoveries. 2022 adjustments reflect $428.7 million for a non-cash impairment of the Sperry® trade name and the Sweaty Betty® trade name and goodwill, $9.1 million for reorganization costs, $33.7 million of environmental and other related costs net of recoveries, $3.7 million of costs associated with Sweaty Betty® integration and $0.8 million of receivables securitization transaction costs, partially offset by $90.0 gain on the sale of the Champion trademarks.

Non-GAAP Reconciliations + Investor Presentation | 4Q23 23 GAAP Basis Divestiture (1) As Adjusted Inventory - 2023 Q4 $ 373.6 $ — $ 373.6 Inventory - 2023 Q3 $ 563.8 $ 100.6 $ 463.2 Inventory - 2023 Q2 $ 647.9 $ 113.3 $ 534.6 Inventory - 2023 Q1 $ 725.9 $ 120.5 $ 605.4 Inventory - 2022 Q4 $ 745.2 $ 132.0 $ 613.2 RECONCILIATION OF REPORTED INVENTORY TO ADJUSTED INVENTORY* (Unaudited) (In millions) (1) Adjustments reflect the Sperry business and consolidated China joint ventures inventory included in the consolidated condensed balance sheet.

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q23

Non-GAAP Reconciliations

RECONCILIATION OF 2023 REPORTED REVENUE TO ADJUSTED REVENUE FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Keds and Leathers Divestiture (1)	Sperry Divestiture (2)	As Adjusted
Revenue - Fiscal 2023	$ 2,242.9	$ 43.6	$ 207.2	$ 1,992.1

(1) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(2) Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 OPERATING MARGIN TO ADJUSTED OPERATING MARGIN FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted
Operating Profit (Loss) - Fiscal 2023	$ (68.2)	$ 137.1	$ (1.4)	$ 10.3	$ 77.8
Operating Margin	(3.0)%				3.9%

(1) Adjustments reflect $185.3million for a non-cash impairment of long-lived assets, $47.1 million of reorganization costs, $5.5 million of costs associated with divestitures, partially offset by $90.4 million gain on the sale of businesses, trademarks and long-lived assets and $10.4 million of environmental and other related costs net of recoveries.

(2) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(3) Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 DILUTED EPS TO ADJUSTED DILUTED EPS FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted
EPS - Fiscal 2023	$ (0.51)	$ 0.57	$ (0.01)	$ 0.10	$ 0.15

(1) Adjustments reflect non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures, debt modification costs, partially offset by gain on the sale of bussinesses, trademarks and long-lived assets, environmental and other related costs net of recoveries, and SERP curtailment gain.

(2) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(3) Adjustments reflect the Sperry business results inluded in the consolidated condensed statement of operations.

24

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q23

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*

(Unaudited)

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2023	$ (0.51)	$ 0.57	$ (0.01)	$ 0.05	$ 0.10	$ 0.15
EPS - Fiscal 2022	$ (2.37)	$ 3.78	$ (0.04)	$ 1.37		

(1) 2023 adjustments reflect non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures, debt modification costs, partially offset by gain on the sale of businesses, trademarks and long-lived assets, environmental and other related costs net of recoveries, and SERP curtailment gain. 2022 adjustment reflects non-cash impairment of the Sperry® trade name and the Sweaty Betty® trade name and goodwill, reorganization costs, environmental and other related costs net of recoveries, costs associated with Sweaty Betty® integration and receivables securitization transaction costs, partially offset by gain on the sale of the Champion trademark.

(2) 2023 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations. 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*

(Unaudited)

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2023 Q4	$ (1.15)	$ 0.85	$ —	$ (0.30)	$ 0.01	$ (0.29)
EPS - Fiscal 2022 Q4	$ (4.59)	$ 4.44	$ 0.02	$ (0.13)		

(1) Q4 2023 adjustments reflect non-cash impairment of long-lived assets, reorganization costs, environmental and other related costs net of recoveries, costs associated with divestitures, partially offset by gain on the sale of businesses, trademarks and long-lived assets and SERP curtailment gain. Q4 2022 adjustment reflects non-cash impairment of the Sperry® trade name and the Sweaty Betty® trade name and goodwill, reorganization costs, environmental and other related costs net of recoveries, costs associated with Sweaty Betty® integration and receivables securitization transaction costs

(2) Q4 2023 adjustments reflect the Wolverine Leathers business results included in the consolidated condensed statement of operations. Q4 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

2024 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED TO GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*

(Unaudited)

(In millions, except earnings per share)

	GAAP Basis	Divestiture Adjustments [1]	Other Adjustments [1]	As Adjusted
Revenue - Fiscal 2024 Full Year	$1,704 - $1,754	$(4)		$1,700 - $1,750
Gross Margin - Fiscal 2024 Full Year	44.5%	– %		44.5%
Operating Margin - Fiscal 2024 Full Year	5.7%	0.3%	1.0%	7.0%
Dilutive EPS - Fiscal 2024 Full Year	$0.43 -$0.63	$0.05	$0.17	$0.65 - $0.85
Fiscal 2024 Full Year Supplemental information:				
Net Earnings	$35 -$51	$4	$14	$53 - $69
Net Earnings used to calculate diluted earnings per share	$34 - $50	$4	$14	$52 - $68
Shares used to calculate diluted earnings per share	79.9			79.9

(1) 2024 adjustments reflect financial results for the Sperry® business.

(2) 2024 adjustments reflect estimated environmental and other related costs net of recoveries and reorganization costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, impairment of long-lived assets, reorganization costs, debt modification costs, gain on the sale of Champion trademarks, costs associated with Sweaty Betty® integration and financial results from the Keds business and Wolverine Leathers business were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.

25

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q23

Divesture and Business Model Changes

Impact on Consolidated Revenue for 2022 and 2023

Consolidated	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$615	$714	$691	$665	$2,685
Adjustment for divestitures[1]:					
Leathers	($18)	($18)	($14)	($8)	($59)
Keds	($20)	($24)	($21)	($17)	($83)
Sperry	($72)	($75)	($79)	($68)	($294)
Ongoing business[2]	**$504**	**$597**	**$577**	**$571**	**$2,249**
Adjustments for business model changes[3]:	*($6)*	*($9)*	*($9)*	*($15)*	*($39)*
Ongoing business adjusted for business model changes	*$497*	*$588*	*$568*	*$556*	*$2,210*
2023 Revenue					
Reported	$599	$589	$528	$527	$2,243
Adjustment for divestitures[1]:					
Leathers	($12)	($11)	($8)	($5)	($37)
Keds	($6)				($6)
Sperry	($63)	($57)	($46)	($41)	($207)
Ongoing business[2]	**$517**	**$521**	**$473**	**$481**	**$1,992**
Adjustments for business model changes[3]:	*($13)*	*($13)*	*($17)*	*($14)*	*($57)*
Ongoing business adjusted for business model changes	*$505*	*$507*	*$456*	*$467*	*$1,935*

1. Divestiture effective Dates – Keds as of February 4, 2023; Leathers US as of August 2023; Leathers Non-US as of December 2023; Sperry as of January 10, 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry
3. Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model, Hush Puppies China IP sale, and China joint venture converted to distributor model

26

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q23

Divesture and Business Model Changes

Impact on Brand and Segment Revenue for 2022 and 2023

Active Group	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$346**	**$428**	**$398**	**$398**	**$1,570**
Adjustments for business model changes[3]:	*($2)*	*($2)*	*($0)*	*($9)*	*($13)*
Reported revenue adjusted for business model changes	*$344*	*$427*	*$398*	*$389*	*$1,557*
2023 Revenue					
Reported	**$386**	**$383**	**$329**	**$341**	**$1,439**
Adjustments for business model changes[3]:	*($5)*	*($7)*	*($9)*	*($13)*	*($35)*
Ongoing business adjusted for business model changes	*$380*	*$376*	*$320*	*$328*	*$1,405*

Merrell	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$153**	**$210**	**$207**	**$194**	**$764**
Adjustments for business model changes[3]:	*($0)*	*($1)*	*($1)*	*($2)*	*($3)*
Ongoing business adjusted for business model changes	*$153*	*$209*	*$207*	*$192*	*$761*
2023 Revenue					
Reported	**$180**	**$177**	**$157**	**$162**	**$676**
Adjustments for business model changes[3]:	*($1)*	*($1)*	*($1)*	*($2)*	*($5)*
Ongoing business adjusted for business model changes	*$180*	*$176*	*$156*	*$160*	*$671*

Saucony	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$109**	**$139**	**$135**	**$121**	**$505**
Adjustments for business model changes[3]:	*($2)*	*($1)*	*$0*	*($7)*	*($10)*
Ongoing business adjusted for business model changes	*$108*	*$138*	*$135*	*$114*	*$496*
2023 Revenue					
Reported	**$133**	**$142**	**$116**	**$105**	**$496**
Adjustments for business model changes[3]:	*($5)*	*($6)*	*($8)*	*($11)*	*($30)*
Ongoing business adjusted for business model changes	*$128*	*$135*	*$109*	*$94*	*$466*

Other	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$22	$25	$18	$12	$77
Lifestyle Group Revenue moved to Other	$108	$121	$118	$101	$447
Reported - adjusted for segment change	$130	$146	$135	$113	$524
Adjustment for divestitures[1]:					
Leathers	($18)	($18)	($14)	($8)	($59)
Sperry	($72)	($75)	($79)	($68)	($294)
Keds	($20)	($24)	($21)	($17)	($83)
Ongoing business[2]	**$19**	**$29**	**$21**	**$19**	**$89**
Adjustments for business model changes[3]:	*($5)*	*($8)*	*($8)*	*($6)*	*($27)*
Ongoing business adjusted for business model changes	*$15*	*$21*	*$13*	*$13*	*$62*
2023 Revenue					
Reported	$14	$13	$13	$60	$100
Lifestyle Group Revenue moved to Other	$85	$75	$63		$223
Reported - adjusted for segment change	$99	$88	$76	$60	$323
Adjustment for divestitures[1]:					
Leathers	($12)	($11)	($8)	($5)	($37)
Sperry	($63)	($57)	($46)	($41)	($207)
Keds	($6)				($6)
Ongoing business[2]	**$17**	**$20**	**$22**	**$14**	**$73**
Adjustments for business model changes[3]:	*($7)*	*($6)*	*($8)*	*($1)*	*($23)*
Ongoing business adjusted for business model changes	*$10*	*$14*	*$13*	*$13*	*$50*

1. Divestiture effective Dates – Keds as of February 4, 2023; Leathers US as of August 2023; Leathers Non-US as of December 2023; Sperry as of January 10, 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry
3. Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model, Hush Puppies China IP sale, and China joint venture converted to distributor model

27

Wolverine Worldwide Investor Presentation | Fourth Quarter 2023 Ending December 30th, 2023